UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

TELESIS BIO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40497	45-1216839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10431 Wateridge Circle, Suite 150, San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 228-4115

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 28, 2023, the Company appointed William Kullback, age 63, as Chief Financial Officer. Prior to joining the Company, Mr. Kullback served as Chief Financial Officer at Epic Sciences, Inc. from November 2022 to March 2023; Chief Financial Officer at BioLegend, Inc. from May 2017 to August 2022; and Chief Financial Officer, Secretary and Treasurer at Lombard Medical, Inc. from 2014 to 2017. Prior to Lombard Medical, Inc., Mr. Kullback held a variety of senior accounting and finance related roles at various companies. Mr. Kullback earned an Masters of Business Administration and a Bachelor of Arts in Economics and English from State University of New York at Buffalo.

The Company entered into an employment letter agreement with Mr. Kullback on August 10, 2023, which is attached hereto as Exhibit 10.1. The employment letter agreement has no specific term and provides for at-will employment. Mr. Kullback’s annual base salary will start at $430,000 and Mr. Kullback’s annual target bonus will be 50% of his annual base salary. Mr. Kullback will also be provided a signing bonus of $100,000 which will be repayable to the Company if Mr. Kullback resigns or is terminated for cause within twelve months after the date of the agreement. The Company will also recommend to its Board of Directors that Mr. Kullback be granted an option to purchase 300,000 shares of the Company’s common stock at the fair market value as of the date of the grant.

Mr. Kullback is eligible to participate in our change in control and severance arrangement at the same level as our non-CEO executive officers and will execute the Company’s standard indemnification agreement.

Mr. Kullback is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On August 29, 2023, the Company issued a press release announcing the appointment of Mr. Kullback as the Company’s Chief Financial Officer. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter between the Company and William Kullback dated August 10, 2023.

99.1	Press Release dated August 29, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS BIO INC.

Date: August 29, 2023	By:	/s/ Todd R. Nelson
	Name:	Todd R. Nelson
	Title:	Chief Executive Officer